UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 16, 2023

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

 701 W Main Street, Suite 410

Durham, NC 27701

 (Address of Principal Executive Offices)(Zip Code)

(919) 888-8194

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2023, 374Water Inc. (the “Company”) entered into an Employment Agreement with Israel D. Abitbol to continue as its Company’s Chief Financial Officer (the “Abitbol Agreement”). Mr. Abitbol has served as the Company’s Chief Financial Officer since February 7, 2022 without a written agreement. The Abitbol Agreement will continue until terminated pursuant to its terms as described below.

Under the Abitbol Agreement, Mr. Abitbol is entitled to an annual base salary of $171,600 (retroactive to January 1, 2023). Mr. Abitbol’s previous annual base salary was $156,000. Mr. Abitbol is eligible to receive cash bonuses and/or equity incentive compensation as the Company’s Board of Directors, Chief Executive Officer, or Compensation Committee may establish from time to time in their discretion.

Pursuant to the Abitbol Agreement, if the Company terminates Mr. Abitbol’s employment for cause (as defined in the Abitbol Employment Agreement) or employment terminates as a result of Mr. Abitbol’s resignation, Mr. Abitbol will only be entitled to unpaid amounts owed to him at the time (e.g., accrued base salary and prior business expenses). If Mr. Abitbol’s employment is terminated by the Company without cause, Mr. Abitbol will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., accrued base salary and prior business expenses): (i) his then base salary for a period of six months and (ii) health insurance coverage for a period of six months.

The Abitbol Agreement also contains one-year noncompetition and two-year non-solicitation requirements for Mr. Abitbol.

The foregoing summary of certain terms of the Abitbol Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Abitbol Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements for Existing Officers and Director

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by referenced.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated June 16, 2023 between 374Water Inc. and Israel David Abitbol

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

374WATER INC.

Dated: June 23, 2023	By:	/s/ Yaacov Nagar
	Name:	Yaacov Nagar
	Title:	Chief Executive Officer

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